UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2007
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

500 Chesterfield Parkway
Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)
Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 1.01.       Entry into a Material Definitive Agreement.
     On August 21, 2007, Liberty Property Trust (the “Trust”), acting as the General Partner of Liberty Property Limited Partnership (the “Operating Partnership,” and together with the Trust, the “Registrants”), and various institutional investors named therein (the “Investors”), executed an Eighth Amendment to the Operating Partnership’s Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”).
     Pursuant to the Eighth Amendment, the Partnership Agreement has been amended to (i) establish a series of Partnership Interests in the Partnership, designated the “7.40% Series H Cumulative Redeemable Preferred Partnership Interests” (the “Series H Units”) and (ii) reflect certain other matters set forth in such Eighth Amendment.
     The Registrants are filing the Eighth Amendment as Exhibit 10 to this Current Report on Form 8-K.
Item 3.02       Unregistered Sales of Equity Securities.
     Pursuant to a Contribution Agreement dated as of August 21, 2007, the Registrants issued and sold 4,000,000 Series H Units, as more fully described in Item 1.01 of this Current Report on Form 8-K, to the Investors for consideration in the amount of $100,000,000. The Series H Units were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.
     In addition to the Series H Units, the Company has designated an additional 4,000,000 Series H Shares (as defined in Item 5.03 of this Current Report on Form 8-K). The Series H Units owned by the Investors or their respective successors and assigns will be redeemable for cash, or exchangeable for Series H Shares, upon such terms and conditions as are set forth in the Partnership Agreement.
Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 21, 2007, the Trust filed Articles Supplementary to its Amended and Restated Declaration of Trust (as amended) with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary were effective upon filing.
     The Articles Supplementary (i) establish a new series of preferred shares of beneficial interest of the Company, designated the “7.40% Series H Cumulative Redeemable Preferred Shares of Beneficial Interest” (the “Series H Shares”), and (ii) reflect certain other matters set forth in the Articles Supplementary.
     The Registrants are filing the Articles Supplementary as Exhibit 3(i) to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits.
     (c)       Exhibits.

Exhibit Number	Exhibit Title

3(i)	Articles Supplementary, as filed with the State Department of Assessments and Taxation of Maryland on August 21, 2007.

10	Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Liberty Property Limited Partnership.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP
By:	Liberty Property Trust, as its
General Partner

By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

Dated: August 23, 2007

3

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3(i)	Articles Supplementary, as filed with the State Department of Assessments and Taxation of Maryland on August 21, 2007.

10	Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Liberty Property Limited Partnership.

4